                                 EXHIBIT 23.1

                       INDEPENDENT ACCOUNTANTS' CONSENT


We consent to the use in this Amendment No. 3 to Registration Statement
No. 333-47801 on Form SB-2 of Advantage Marketing Systems, Inc. of our report dated March 26, 1998 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


Oklahoma City, Oklahoma,
January 27, 1999